First Great-West Life & Annuity Insurance Company
125 Wolf Road, Suite 100
Albany, New York 12205







September 27, 2001


VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:   Variable Annuity-1 Series Account of
      First Great-West Life & Annuity Insurance Company
      File Nos. 333-25289, 811-08183
      N-30D

Ladies and Gentlemen:

Attached please find via EDGAR transmission the Semi-Annual Report for Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-30D.

Please do not hesitate to contact me at (303) 737-4285 should you need any additional information.

Sincerely,

/s/ Arnie A. Beckman

Arnie A. Beckman
Attorney


A Word From Charles R. Schwab

Dear Schwab Select Annuity TM Investor:


I am pleased to provide you with the semi-annual reports for the portfolios available through the Schwab Select Annuity. Inside you'll find individual semi-annual reports prepared by the investment companies that manage them.1

The first six months of 2001 continued to be marked by higher levels of volatility and investor uncertainty. While this market fluctuation can be disconcerting, it should pose no great threat to the long-term investor. Markets tend to be volatile in the short-term, but a look at historical returns shows that volatility diminishes over longer periods of time. The key is to develop a long-term strategy that works for you, then stick to it as the markets go up and down.

Part of your strategy may be to develop an asset allocation plan - a model for how you divide your assets among different asset classes. The Schwab Select Annuity allows you to allocate your assets among a broad selection of investment choices and includes a special tool called Rebalancer.2 Rebalancer lets you automatically return your assets to your chosen asset allocation, following any imbalance caused by the varying performance of asset classes you own.

We hope you'll find these reports useful. If you have any questions, please don't hesitate to call one of our licensed representatives at 1-800-838-0650 (New York residents, call 1-800-838-0649).

Thank you for investing with us.

Sincerely,
Charles R. Schwab
Chairman
---------------------
1 When you invest in the Schwab Select Annuity, you do not invest directly in the annuity portfolios. You invest in sub- accounts of a separate account of Great-West Life & Annuity Insurance Company (First Great-West Life & Annuity Insurance Company in New York State) that, in turn, invest in the annuity portfolios you've selected. Your account is then credited with variable accumulation units in that sub-account. The fees and charges associated with the sub-accounts and the terms and conditions of your investment are detailed in the prospectus for the Schwab Select Annuity. Please read the prospectus carefully before investing.

2 Rebalancing does not insure against profit or loss in a declining market. One-time Rebalancers will be included in the 12 free transfers per calender year. Regularly scheduled Rebalancer does not count towards the 12 free transfers. The Schwab Select Annuity TM

(Form #J434) a flexible premium deferred variable annuity distributed by Charles Schwab & Co. Inc. and issued by Great-West Life & Annuity Insurance Company. In New York State, the Schwab Select Annuity (Form #J434 NY), is issued by First Great-West Life & Annuity Insurance Company, 125 Wolf Road, Albany, NY 12207.
(C)2001 Charles Schwab & Co., Inc., (0801-13013)



FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Variable Annuity-1 Series Account
Annual Report Form N-30D
File Nos. 333-25289, 811-08183


The information required to be contained in this report for the period ending June 30, 2001 includes the attached letter to contract holders and the following previously filed semi-annual reports for the underlying funds of the above-referenced Registrant which incorporated herein by reference:


Alger American Fund
File No. 811-05550
Form N-30D
Filed via EDGAR and accepted on August 24, 2001
Accession No. 0000930413-01-501055

American Century Variable Portfolios, Inc.
File No. 811-05188
Form N-30D
Filed via EDGAR and accepted on August 17, 2001
Accession No. 0000814680-01-500007

Baron Capital Asset Fund: Insurance Shares
File No. 811-08505
Form N-30D
Filed via EDGAR and accepted on August 9, 2001
Accession No. 0001125282-01-501449

Berger IPT-Small Company Growth Fund
File No. 811-07367
Form N-30D
Filed via EDGAR and accepted on August 24, 2001
Accession No. 0000950134-01-505819

Deutsche Asset Management Variable Insurance Trust: Small Cap Index
Fund
File No. 811-07507
Form N-30D
Filed via EDGAR and accepted on August 24, 2001
Accession No. 0000935069-01-500390

Deutsche Asset Management Variable Insurance Trust: EAFE Equity Index
Fund
File No. 811-07507
Form N-30D
Filed via EDGAR and accepted on August 22, 2001
Accession No. 0000935069-01-500378

Dreyfus Variable Investment Fund
File No. 811-05125
Form N-30D
Filed via EDGAR and accepted on August 28, 2001
Accession No. 0000813383-01-500013

Federated Insurance Series: Fund for U.S. Government Securities II File No. 811-08042
Form N-30D
Filed via EDGAR and accepted on September 25, 2001
Accession No. 0000891554-01-5055009

Federated Insurance Series: American Leaders Fund II and Utility Fund
II
File No. 811-08042
Form N-30D
Filed via EDGAR and accepted on August 23, 2001
Accession No. 0001056288-01-500158

INVESCO Variable Investment Funds, Inc.
File No. 811-08038
Form N-30D
Filed via EDGAR and accepted on August 24, 2001
Accession No. 0000912744-01-500010

Janus Aspen Series
File No. 811-07736
Form N-30D
Filed via EDGAR and accepted on August 22, 2001
Accession No. 0001012709-01-500619

Montgomery Funds III:  Montgomery Variable Series-Growth Fund
File No. 811-08782
Form N-30D
Filed via EDGAR and accepted on September 4, 2001
Accession No. 0000912057-01-531194

The Prudential Series Fund, Inc.
File No. 811-03623
Form N-30D
Filed via EDGAR and accepted on August 31, 2001
Accession No. 0000950130-01-504290

SAFECO Resource Series Trust
File No. 811-04717
Form N-30D
Filed via EDGAR and accepted on August 31, 2001
Accession No. 0000912057-01-531075

Schwab Annuity Portfolios
File No. 811-08314
Form N-30D
Filed via EDGAR and accepted on September 6, 2001
Accession No. 0000950149-01-501358

Scudder Variable Series I
File No. 811-04257
Form N-30D
Filed via EDGAR and accepted on August 16, 2001
Accession No. 0000088053-01-500430

Strong Variable Insurance Funds, Inc.
File No. 811-06553
Form N-30D
Filed via EDGAR and accepted on September 4, 2001
Accession No. 0000950109-01-503332


Morgan Stanley Universal Institutional Funds
File No. 811-07607
Form N-30D
Filed via EDGAR and accepted on September 6, 2001
Accession No. 0000912057-01-531504